                                                               EXHIBIT 10(G)(VI)

                       ASSUMPTION AND TRANSFER AGREEMENT
                       ---------------------------------

     THIS ASSUMPTION AND TRANSFER AGREEMENT (this "AGREEMENT"), dated as of April 24, 2002, is among WORTHINGTON RECEIVABLES CORPORATION (the "SELLER"), LIBERTY STREET FUNDING CORP., as a purchaser (the "CONDUIT PURCHASER"), LIBERTY STREET FUNDING CORP., as a related committed purchaser (the "RELATED COMMITTED PURCHASER" and together with the Conduit Purchaser, the "LIBERTY STREET PURCHASERS"), THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency, as agent for the Liberty Street Purchasers (the "LIBERTY STREET PURCHASER AGENT" and together with the Liberty Street Purchasers, the "LIBERTY STREET PURCHASER GROUP"), MARKET STREET FUNDING CORPORATION, as a purchaser ("MARKET STREET") and PNC BANK, NATIONAL ASSOCIATION, as agent for Market Street (in such capacity, "PNC") and as administrator (in such capacity, the "ADMINISTRATOR").

                                   BACKGROUND

     The Seller and various others are parties to a certain Receivables Purchase Agreement dated as of November 30, 2000 (as amended through the date hereof, the "RECEIVABLES PURCHASE AGREEMENT"). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     SECTION 1. This letter constitutes an Assumption Agreement pursuant to
SECTION 1.2(e) and a Transfer Supplement pursuant to SECTION 6.3(c) and (e) of the Receivables Purchase Agreement. The Seller desires the Liberty Street Purchasers to become Purchasers and the Liberty Street Purchaser Agent to become a Purchaser Agent under the Receivables Purchase Agreement and upon the terms and subject to the conditions set forth in the Receivables Purchase Agreement, and the Liberty Street Purchasers agree to become Purchasers and the Liberty Street Purchaser Agent agrees to become a Purchaser Agent thereunder.

     Seller hereby represents and warrants to each member of the Liberty Street Purchaser Group, the Administrator and Market Street as of the date hereof, as follows:

     (i) the representations and warranties contained in EXHIBIT III of the Receivables Purchase Agreement are correct on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates;

     (ii) no Termination Event or Unmatured Termination Event has occurred and is continuing, or would result from such purchase; and

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     (iii) the Facility Termination Date shall not have occurred.

     SECTION 2. Upon execution and delivery of this Agreement by the Seller, each member or the Liberty Street Purchaser Group, the Administrator and Market Street, satisfaction of the other conditions to assignment specified in SECTION 1.2(e) and SECTION 6.3(c) and (e) of the Receivables Purchase Agreement (including the consent of the Administrator and each of the other Purchasers party thereto) and receipt by the Administrator of counterparts of this Agreement (whether by facsimile or otherwise) executed by each of the parties hereto, each of the Liberty Street Purchasers and the Liberty Street Purchaser Agent shall become a party to, and have the rights and obligations of Purchasers and Purchaser Agents, respectively, under, the Receivables Purchase Agreement and Market Street and PNC as the Market Street Purchaser Agent shall, to the extent of the interest assigned by Market Street hereunder, relinquish their rights and interest (other than the right to receive payments which accrued in favor of Market Street or PNC as the Market Street Purchaser Agent prior to but not including the date hereof) and be released for their obligations under the Receivables Purchase Agreement.

     SECTION 3.

     (a) Market Street (the "ASSIGNOR") hereby sells and assigns to the Liberty Street Funding Corp. (the "ASSIGNEE") without recourse and without representation or warranty (except that it is the sole owner of its right, title and interest in and to the portion of Purchased Interest being transferred hereunder free of any Adverse Claim), and the Assignee hereby purchases and assumes from the Assignor, that portion of the Assignor's interest in and to the Purchased Interest and that portion of the Assignor's other rights and obligations under the Receivables Purchase Agreement as of the date hereof equal to the following:

     Commitment assigned:                    $60,000,000
     Assignor's remaining Commitment:        $80,000,000
     Investment assigned:                    $40,000,000
     Assignor's remaining Investment:        $70,000,000

     The Commitments of Assignor and the Assignee shall be as set forth on the signature page hereto.

     (b) The Assignor hereby instructs the Administrator to make all payments from and after the date hereof in respect of the portion of the Purchased Interest assigned hereby directly to the Assignee. The Assignor and the Assignee agree that all Discount and fees accrued up to, but not including, the date hereof are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such Discount or fees, the Assignee will promptly remit the same to the Assignor.



                                      -2-
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         (c) On the date hereof, the Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the purchase price of the portion of the Purchased Interest assigned hereunder in accordance with the following payment instructions:

                PNC Bank, National Association
                ABA No.:        04300096
                Account Name:   Market Street Funding Corporation
                Account No.:    1002422076
                Ref:            Worthington Receivables Corporation


         (d) All notices and other communications hereunder or under the Receivables Purchase Agreement to the Liberty Street Purchasers and the Liberty Street Purchaser Agent shall be sent or delivered to Liberty Street Purchasers and Liberty Street Purchaser Agent at the address set forth under their names on the signature pages hereof.

         SECTION 4. Each party hereto hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, any Conduit Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing
Note issued by such Conduit Purchaser is paid in full. The covenant contained in this paragraph shall survive any termination of the Receivables Purchase Agreement.

         SECTION 5. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement may not be amended, supplemented or waived except pursuant to a writing signed by the party to be charged. This Agreement may be executed in counterparts, and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement.


                         (continued on following page)




                                      -3-
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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.



                                 LIBERTY STREET FUNDING CORP., as a Conduit
                                 Purchaser and a Related Committed Purchaser


                                 By:              /s/ Andrew L. Stidd
                                     ----------------------------------------
                                 Name Printed:       Andrew L. Stidd
                                               ------------------------------
                                 Title:                President
                                         ------------------------------------

                                 Address:
                                          Liberty Street Funding Corp.
                                          c/o Global Securitization Service, LLC
                                          114 West 47th Street, Suite 1715
                                          New York, New York 10036

                                          Attention:   Andrew L. Stidd
                                          Telephone:   (212) 302-5151
                                          Facsimile:   (212) 302-8767

                                          Commitment: $60,000,000
                                                      -----------------------



                                With a copy to:

                                         The Bank of Nova Scotia
                                         One Liberty Plaza
                                         New York, New York 10006

                                         Attention:    Norman Last
                                         Telephone:    (212) 225-5000
                                         Facsimile:    (212) 225-5090


                                           Assumption Agreement (Liberty Street)

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                                 THE BANK OF NOVA SCOTIA, as Purchaser
                                 Agent for the Liberty Street Purchasers


                                 By:              /s/ Norman Last
                                     ----------------------------------------
                                 Name Printed:       NORMAN LAST
                                               ------------------------------
                                 Title:           MANAGING DIRECTOR
                                         ------------------------------------

                                 Address:

                                         The Bank of Nova Scotia
                                         One Liberty Plaza
                                         New York, New York 10006

                                         Attention:    Norman Last
                                         Telephone:    (212) 225-5000
                                         Facsimile:    (212) 225-5090


                                           Assumption Agreement (Liberty Street)

                                        MARKET STREET FUNDING CORPORATION,
                                        as a Conduit Purchaser and a Related
                                        Committed Purchaser


                                        By: /s/ Juliana C. Johnson
                                           ------------------------------------
                                        Name Printed: Juliana C. Johnson
                                                      -------------------------
                                        Title:        Vice President
                                              ---------------------------------

                                        Address:

                                             Market Street Funding Corporation
                                             c/o AMACAR Group, L.L.C.
                                             6525 Morrison Blvd., Suite 318
                                             Charlotte, North Carolina 28211

                                             Attention:      Douglas K. Johnson
                                             Telephone No.:  (704) 365-0569
                                             Facsimile No.:  (704) 365-1362

                                        With a copy to:

                                             PNC Bank, National Association
                                             One PNC Plaza
                                             249 Fifth Avenue
                                             Pittsburgh, Pennsylvania 15222-2707

                                             Attention:      John Smathers
                                             Telephone No.:  (412) 762-6440
                                             Facsimile No.:  (412) 762-9184

                                             Commitment $80,000,000
                                                        -----------------



                                           Assumption Agreement (Liberty Street)

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                                        PNC BANK, NATIONAL ASSOCIATION,
                                        as Purchaser Agent for Market Street


                                        By: /s/ David B. Gookin
                                            ---------------------------------
                                        Name Printed: DAVID B. GOOKIN
                                                      -----------------------
                                        Title:        VICE PRESIDENT
                                              -------------------------------

                                        Address:

                                             PNC Bank, National Association
                                             One PNC Plaza
                                             249 Fifth Avenue
                                             Pittsburgh, Pennsylvania 15222-2707

                                             Attention:      John Smathers
                                             Telephone No.:  (412) 762-6440
                                             Facsimile No.:  (412) 762-9184


                                           Assumption Agreement (Liberty Street)

                                        WORTHINGTON RECEIVABLES CORPORATION,
                                        as Seller


                                        By: /s/ John T. Baldwin
                                            ------------------------------------
                                        Name Printed:  John T. Baldwin
                                                     ---------------------------
                                        Title:  Vice President & Chief
                                                Financial Officer
                                              ----------------------------------

                                        Address:

                                             Worthington Receivables Corporation
                                             1205 Dearborn Drive
                                             Columbus, Ohio 43085

                                             Attention:    Randal I. Rombeiro
                                             Telephone:    (614) 840-3574
                                             Facsimile:    (614) 438-7508


Consented and Agreed:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator


By: /s/ John Smathers
   ---------------------------
Name Printed:  John Smathers
Title:  Vice President




                                           Assumption Agreement (Liberty Street)

Consented and Agreed:

FIFTH THIRD BANK,
as Purchaser Agent for the Fifth Third Purchasers


By:  /s/ Jeff Chapman
   ------------------------------
Name Printed:  Jeff Chapman
Title:  Vice President





                                           Assumption Agreement (Liberty Street)